Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Operating Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL PC Topco, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL PC TOPCO, L.P.
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (PC), L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (PC), L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Great-West Investors, LP

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

GREAT-WEST INVESTORS, LP
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Putnam Investments Employees’ Securities Company III, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III, LLC
By: Putnam Investment Holdings, LLC, its Managing Member
By: Putnam Investments, LLC, its Managing Member
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Todd M. Abbrecht

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

/s/ Todd M. Abbrecht
Todd M. Abbrecht

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Joshua M. Nelson

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

/s/ Joshua M. Nelson
Joshua M. Nelson

Dated: December 13, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Uttam K. Jain

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Party City Holdco Inc. [PRTY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	December 11, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

/s/ Uttam K. Jain
Uttam K. Jain

Dated: December 13, 2017